UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2011 (March 4, 2011)
USA Mobility, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia	22151

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 611-8488
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     On March 4, 2011, USA Mobility, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Current Report”) under Items 1.01, 2.01 and 9.01 to report the completion of its acquisition of Amcom Software, Inc. and Subsidiary (“Amcom”). The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.
(a) Financial Statements of Business Acquired.
     The audited consolidated financial statements of Amcom as of March 31, 2010, December 31, 2009, and March 31, 2009 and for the periods January 1, 2010 through March 31, 2010, April 1, 2009 through December 31, 2009, and the years ended March 31, 2009 and 2008 and the unaudited consolidated financial statements of Amcom as of and for the nine months ended December 31, 2010 are attached hereto as Exhibit 99.2 to this Current Report and are incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information.
     Pro forma financial information as of and for the year ended December 31, 2010 is attached hereto as Exhibit 99.3 to this Current Report and is incorporated in its entirety herein by reference.
(d) Exhibits:
     The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of LarsonAllen LLP

99.2	The audited consolidated balance sheets of Amcom Software, Inc. as of March 31, 2010, December 31, 2009, and March 31, 2009, the related consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders’ equity for the periods January 1, 2010 through March 31, 2010, April 1, 2009 through December 31, 2009, and the years ended March 31, 2009 and 2008 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of LarsonAllen LLP and the unaudited consolidated balance sheet of Amcom Software, Inc. as of December 31, 2010 and the related unaudited consolidated statement of operations, consolidated statement of cash flows and consolidated statement of stockholders’ equity for the nine months ended December 31, 2010 and the notes to the unaudited consolidated financial statements.

99.3	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2010, and unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2010, and the notes related thereto.
     This Form 8-K and the attached Exhibits are furnished to comply with Item 9.01 of Form 8-K. Neither this Form 8-K nor the attached Exhibits are to be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this Form 8-K nor the attached Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.
May 5, 2011	By:	/s/ Shawn E. Endsley
		Name:	Shawn E. Endsley
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of LarsonAllen LLP

99.2	The audited consolidated balance sheets of Amcom Software, Inc. as of March 31, 2010, December 31, 2009, and March 31, 2009, the related consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders’ equity for the periods January 1, 2010 through March 31, 2010, April 1, 2009 through December 31, 2009, and the years ended March 31, 2009 and 2008 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of LarsonAllen LLP and the unaudited consolidated balance sheet of Amcom Software, Inc. as of December 31, 2010 and the related unaudited consolidated statement of operations, consolidated statement of cash flows and consolidated statement of stockholders’ equity for the nine months ended December 31, 2010 and the notes to the unaudited consolidated financial statements.

99.3	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2010, and unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2010, and the notes related thereto.